                                                            EXHIBIT 23.2

Consent of Independent Auditors'

The Board of Directors
Airgas, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


KPMG PEAT MARWICK LLP

Philadelphia, Pennsylvania
February 20, 1998